                                                                                                Exhibit 23.1

                                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
     of Acxiom Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 6, 2002 included in Acxiom Corporation's Form 10-K for the year ended March 31,
2002 and to all references to our Firm included in this registration statement.

        /s/  Arthur Andersen LLP

Little Rock, Arkansas,
May 14, 2002.